CERTIFICATION

I, Christopher J. Bower, certify that:

1. I have reviewed this report on Form N-CSR of The Pacific Corporate Group Private Equity
         Fund;

2. Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report.

3.       Based   on   my   knowledge,   the   financial
         statements,  and other  financial  information
         included  in this  report,  fairly  present in
         all   material    respects    the    financial
         condition,  results of operations,  changes in
         net assets,  and cash flows (if the  financial
         statements   are   required   to   include   a
         statement of cash flows) of the registrant as of, and for, the periods presented in this report;

4. The registrant's other certifying officer(s) and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) for the registrant and have:

(a)      Designed   such   disclosure    controls   and
                  procedures,     or    caused     such
                  disclosure  controls  and  procedures
                  to    be    designed     under    our
                  supervision,     to    ensure    that
                  material   information   relating  to
                  the    registrant,    including    it
                  consolidated  subsidiaries,  is  made
                  known to us by  others  within  those
                  entities,   particularly  during  the
                  period  in  which   this   report  is
                  being prepared;

(b)      Evaluated    the    effectiveness    of    the
                  registrant's  disclosure controls and
                  procedures   and  presented  in  this
                  report  our  conclusions   about  the
                  effectiveness   of   the   disclosure
                  controls  and  procedures,  as  of  a
                  date  within  90  days  prior  to the
                  filing date of this  report  based on
                  such evaluation; and

(c)      Disclosed  in this  report  any  change in the
                  registrant's  internal  control  over
                  financial   reporting  that  occurred
                  during the  registrant's  most recent
                  fiscal  half-year  (the  registrant's
                  second  fiscal  half-year in the case
                  of  an   annual   report)   that  has
                  materially     affected,     or    is
                  reasonably   likely   to   materially
                  affect,  the  registrant's   internal
                  control  over  financial   reporting;
                  and

5. The registrant's other certifying officer(s) and I have disclosed to the registrant's auditors and the audit committee of the registrant's board of directors (or persons performing the equivalent functions):

(a)      All  significant   deficiencies  and  material
                  weaknesses    in   the    design   or
                  operation  of internal  control  over
                  financial    reporting    which   are
                  reasonably    likely   to   adversely
                  affect  the  registrant's  ability to
                  record,   process,   summarize,   and
                  report financial information; and

(b) Any fraud, whether or not material, that involves management or other employees who have a significant role in the registrant's internal control over financial reporting.

Date:  December 4, 2003

By:

/s/Christopher J. Bower

------------------------------------
Christopher J. Bower

President/ Principal Executive Officer of
The Pacific Corporate Group Private Equity Fund

                                  CERTIFICATION

I, Philip M. Posner, certify that:

1. I have reviewed this report on Form N-CSR of The Pacific Corporate Group Private Equity
         Fund;

2.       Based on my  knowledge,  this  report does not
         contain  any  untrue  statement  of a material
         fact  or  omit  to  state  a   material   fact
         necessary  to make  the  statements  made,  in
         light of the  circumstances  under  which such
         statements  were  made,  not  misleading  with
         respect   to  the   period   covered  by  this
         report; and

3.       Based   on   my   knowledge,   the   financial
         statements,  and other  financial  information
         included  in this  report,  fairly  present in
         all   material    respects    the    financial
         condition,  results of operations,  changes in
         net assets,  and cash flows (if the  financial
         statements   are   required   to   include   a
         statement of cash flows) of the registrant as of, and for, the periods presented in this report.

4. The registrant's other certifying officer(s) and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) for the registrant and have:

(a)      Designed   such   disclosure    controls   and
                  procedures,     or    caused     such
                  disclosure  controls  and  procedures
                  to    be    designed     under    our
                  supervision,     to    ensure    that
                  material   information   relating  to
                  the    registrant,    including    it
                  consolidated  subsidiaries,  is  made
                  known to us by  others  within  those
                  entities,   particularly  during  the
                  period  in  which   this   report  is
                  being prepared;

(b)      Evaluated    the    effectiveness    of    the
                  registrant's  disclosure controls and
                  procedures   and  presented  in  this
                  report  our  conclusions   about  the
                  effectiveness   of   the   disclosure
                  controls  and  procedures,  as  of  a
                  date  within  90  days  prior  to the
                  filing date of this  report  based on
                  such evaluation; and

(c)      Disclosed  in this  report  any  change in the
                  registrant's  internal  control  over
                  financial   reporting  that  occurred
                  during the  registrant's  most recent
                  fiscal  half-year  (the  registrant's
                  second  fiscal  half-year in the case
                  of  an   annual   report)   that  has
                  materially     affected,     or    is
                  reasonably   likely   to   materially
                  affect,  the  registrant's   internal
                  control  over  financial   reporting;
                  and

5. The registrant's other certifying officer(s) and I have disclosed to the registrant's auditors and the audit committee of the registrant's board of directors (or persons performing the equivalent functions):

(a)      All  significant   deficiencies  and  material
                  weaknesses    in   the    design   or
                  operation  of internal  control  over
                  financial    reporting    which   are
                  reasonably    likely   to   adversely
                  affect  the  registrant's  ability to
                  record,   process,   summarize,   and
                  report financial information; and

(b) Any fraud, whether or not material, that involves management or other employees who have a significant role in the registrant's internal control over financial reporting.

Date:  December 4, 2003

By:
/s/ Philip M. Posner

-------------------------------
Philip M. Posner
Vice President, Treasurer and Secretary/Principal

Financial Officer of The Pacific Corporate Group
Private Equity Fund